UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	The Chile Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Item 1. Reports to Stockholders.

THE CHILE FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2009

CH-AR-1209

LETTER TO SHAREHOLDERS (UNAUDITED)

Dear Shareholder,

We present this Annual Report which covers the activities of The Chile Fund, Inc. (the "Fund") for the year ended December 31, 2009. The Fund's principal investment objective is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean equity and debt securities.

For the year ended December 31, 2009, the total return to shareholders of the Fund based on the net asset value (NAV) of the Fund was 80.6% versus an 86.7% in the Fund's benchmark, the Morgan Stanley Capital International Chile Index. Based on market price, the Fund's shares gained 93.8% during the year, assuming reinvestment of dividends and distributions.

Share Price Performance

The Fund's share price increased 82.28% over the twelve months, from $9.82 on December 31, 2008 to $17.90 on December 31, 2009. The Fund's share price on December 31, 2009 represented a discount of 4.6% to the NAV per share of $18.77 on that date, compared with a discount of 11.1% to the NAV per share of $11.05 on December 31, 2008. As of February 17, 2010, the share price was $18.15, representing a discount of 5.5% to the NAV per share of $19.20.

Change In Legal Entity Name

Since Aberdeen Asset Management Investment Services Limited ("Aberdeen") now serves as investment manager of the Fund, the Board believes it is appropriate to add "Aberdeen" to the fund's name in order to identify the Fund's manager more clearly and to differentiate the funds in a competitive market with many known brands. Aberdeen is an independent global asset manager, a market leader in global emerging markets, managing approximately US$29.4 billion of assets in emerging market equities and bonds. It should be noted that the Fund's ticker, CH, will remain the same.

Market Review

The Chilean equity market continued a robust rally in December, ending 2009 with the largest monthly gain in 16 years, led by utility, retail and commodity stocks. Investor sentiment was also boosted by positive news regarding industrial output.

Data on the economic front has been encouraging as the nation emerged from recession in the third quarter. Inflationary pressures continued to ease, and during the year Central Bank lowered interest rates to 0.5%, with the bank reaffirming the maintenance of the current monetary stance, until some time in mid-2010. Towards the end of the year, corporate profits began to recover, in particular within the banking sector as a result of wider margins. Conversely, foreign direct investment fell 40% in 2009 to US$6.28 billion.

During the fourth quarter of 2009, Chilean equities led gains among Latin American equities. This was due to solid copper prices as a result of robust Chinese demand, and news on the general election also became more positive as the market's favoured candidate, Sebastian Pinera, gained ground against his opponents. Policymakers' approval of the US$40.7 billion 2010 fiscal budget also proved critical in lifting investor confidence.

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

Outlook

The Chilean market may rally further in the near term amid flush liquidity, hopes of further economic recovery, and rising copper prices. For now, most policymakers appear to have decided that it is wise to continue the extraordinary fiscal stimulus, although such a stimulus cannot continue indefinitely. The risk of asset bubbles could become more pronounced, if US interest rates stay low, restricting any recovery of the US dollar.

In the current economic environment, we will continue to uphold our disciplined process of investing in fundamentally strong companies, which we believe will deliver solid long-term results.

Self-Tender Policy

On June 26, 2009 the Fund's Board of Director's announced that in the event the Fund's discount to net asset value exceeds 2% on a volume weighted average basis for the three month period ending December 31, 2009, the Fund will conduct a tender offer for 25% of the outstanding shares of the Fund. Such offer, if implemented, would be made at a price equal to 99% of net asset value per share and the tender offer would commence in the first quarter of 2010. At the end of the three month period, the Fund's shares traded at such a discount and the tender offer is planned to commence, subject to the receipt of necessary regulatory approvals, in the first quarter of 2010 although the exact date.

Managed Distribution Policy

One June 26, 2009 the Fund's Board approved a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund's prior four quarter-end net asset values. The Board of Directors determined that the initial percentage would be 10% for the 12 month period commencing with the distribution payable in July 2009. This policy is subject to regular review by the Fund's Board of Directors. The distributions are made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On February 17, 2010, the Board of Directors authorized a quarterly distribution of 41 cents per share, payable on April 23, 2010 to all shareholders of record as of April 13, 2010.

Dividend Reinvestment And Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction. To request a brochure containing more information on the Plan, together with an enrollment form, please contact the Plan Agent toll free at 1-800-647-0584 (international 1-781-575-3100).

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen by:

•  calling toll free at 1-866-839-5205 in the United States,

•  e-mailing InvestorRelations@aberdeen-asset.com, or

•  visiting the website at www.aberdeench.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.us.

Finally included within this report is a postage paid reply card which would register you into the Aberdeen enhanced email service. Following receipt of the completed form, updated investment information relating to the closed end funds would be circulated to your attention.

Yours sincerely,

Christian Pittard
President

THE CHILE FUND, INC.

PORTFOLIO SUMMARY
DECEMBER 31, 2009 (UNAUDITED)

SECTOR ALLOCATION

TOP 10 HOLDINGS, BY ISSUER

	Holding	Sector	Percentage of Net Assets
1.	Empresas Copec S.A.	Industrial Conglomerates	18.0%
2.	Empresa Nacional de Electricidad S.A.	Independent Power Producers & Energy Traders	16.9%
3.	Empresas CMPC S.A.	Paper & Forest Products	9.1%
4.	Enersis S.A.	Electric Utilities	8.1%
5.	Banco Santander Chile	Commercial Banks	6.3%
6.	S.A.C.I. Falabella S.A.	Multiline Retail	6.2%
7.	Inversiones Aguas Metropolitanas S.A.	Water Utilities	4.3%
8.	Viña Concha y Toro S.A.	Beverages	4.2%
9.	Lan Airlines S.A.	Airlines	4.1%
10.	Empresa Nacional de Telecomunicaciones S.A.	Diversified Telecommunication Services	4.0%

THE CHILE FUND, INC.

AVERAGE ANNUAL RETURNS
DECEMBER 31, 2009 (UNAUDITED)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	80.58%	12.67%	16.11%	12.25%
Market Value	93.78%	11.79%	17.66%	15.14%

Aberdeen Asset Management Investment Services Limited has agreed to voluntarily waive fees and/or reimburse expenses. This waiver may be discontinued in the future. Without such waivers and/or reimbursed expenses, performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross and net expense ratios are 1.94%.

THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

Description	No. of Shares	Value
EQUITY SECURITIES-101.1%
AIRLINES-4.1%
Lan Airlines S.A.	462,500	$7,896,008
BEVERAGES-7.3%
Coca-Cola Embonor S.A., Class A	560,000	662,395
Compañia Cervecerías Unidas S.A.	410,000	3,225,037
Embotelladora Andina S.A., PNB	556,000	1,903,937
Viña Concha y Toro S.A.	3,644,000	8,081,814
		13,873,183
CHEMICALS-6.1%
Sociedad Química y Minera de Chile S.A., Class B, ADR	134,650	5,058,800
Sociedad Química y Minera de Chile S.A., PNB	172,500	6,529,325
		11,588,125
COMMERCIAL BANKS-7.7%
Banco de Crédito e Inversiones	79,997	2,672,980
Banco Santander Chile	198,886,987	12,017,518
		14,690,498
DIVERSIFIED TELECOMMUNICATION SERVICES-4.0%
Empresa Nacional de Telecomunicaciones S.A.	530,611	7,686,406
ELECTRIC UTILITIES-8.1%
Enersis S.A.	34,000,000	15,517,004
FOOD & STAPLES RETAILING-3.0%
Cencosud S.A.	1,687,000	5,710,358
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-20.7%
Colbun S.A.	28,432,425	7,258,746
Empresa Nacional de Electricidad S.A.	18,968,000	32,158,660
		39,417,406

Description	No. of Shares	Value
INDUSTRIAL CONGLOMERATES-18.0%
Empresas Copec S.A.	2,297,185	$34,372,862
METALS & MINING-2.5%
CAP S.A.	163,694	4,824,495
MULTILINE RETAIL-6.2%
S.A.C.I. Falabella S.A.	2,004,083	11,832,880
PAPER & FOREST PRODUCTS-9.1%
Empresas CMPC S.A.	435,713	17,351,213
WATER UTILITIES-4.3%
Inversiones Aguas Metropolitanas S.A.	6,850,500	8,224,652
TOTAL EQUITY SECURITIES (Cost $82,610,189)		192,985,090
	Principal Amount (000's)
SHORT-TERM INVESTMENT-0.4%
GRAND CAYMAN-0.4%
Wells Fargo, overnight deposit, 0.03%, 01/04/10 (Cost $711,000)	$711	711,000
TOTAL INVESTMENTS-101.5% (Cost $83,321,189)		193,696,090
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS-(1.5)%		(2,844,810)
NET ASSETS-100.0%		$190,851,280

ADR  American Depositary Receipts.

PNB  Preferred Shares, Class B.

See accompanying notes to the financial statements.

THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

ASSETS
Investments, at value (Cost $83,321,189) (Notes B, E, G)	$193,696,090
Cash (including $1,708,655 of foreign currencies with a cost of $1,717,930)	1,708,669
Prepaid expenses	25,369
Total Assets	195,430,128
LIABILITIES
Payables:
Dividends and distributions (Note B)	3,660,518
Investment advisory fees (Note C)	407,072
Custodian fees	87,655
Administration fees (Note C)	58,423
Audit fees	56,611
Printing fees	19,486
Directors' fees	9,448
Other accrued expenses	105,053
Chilean taxes (Note B)	174,582
Total Liabilities	4,578,848
NET ASSETS (applicable to 10,168,105 shares of common stock outstanding) (Note D)	$190,851,280
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 10,168,105 shares issued and outstanding (100,000,000 shares authorized)	$10,168
Paid-in capital	81,496,916
Accumulated net investment loss	(796,785)
Accumulated net realized loss on investments and foreign currency related transactions	(201,279)
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	110,342,260
Net assets applicable to shares outstanding	$190,851,280
NET ASSET VALUE PER SHARE (based on 10,168,105 shares issued and outstanding)	$18.77
MARKET PRICE PER SHARE	$17.90

See accompanying notes to the financial statements.

THE CHILE FUND, INC.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME
Income (Note B) :
Dividends	$4,208,777
Interest	348
Less: Foreign taxes withheld	(54,039)
Total Investment Income	4,155,086
Expenses:
Investment advisory fees (Note C)	1,584,378
Custodian fees	234,594
Legal fees	196,427
Administration fees (Note C)	165,651
Directors' fees	120,204
Accounting fees (Note C)	100,724
Audit and tax fees	99,981
Insurance fees	31,021
Printing fees (Note C)	23,634
Shareholder servicing fees	19,922
Stock exchange listing fees	1,404
Miscellaneous fees	14,078
Chilean taxes (Note B)	565,429
Total Expenses	3,157,447
Less: Fee waivers (Note C)	(117,095)
Net Expenses	3,040,352
Net Investment Income	1,114,734
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain from:
Investments	8,465,521
Foreign currency related transactions	58,441
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies (includes $23,367 of Chilean repatriation taxes on unrealized gains) (Note B)	79,712,457
Net realized and unrealized gain on investments and foreign currency related transactions	88,236,419
NET INCREASE IN NET ASSET RESULTING FROM OPERATIONS	$89,351,153

See accompanying notes to the financial statements.

THE CHILE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended December 31,
	2009	2008
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,114,734	$1,984,807
Net realized gain on investments and foreign currency related transactions	8,523,962	5,660,250
Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies	79,712,457	(76,820,491)
Net increase/(decrease) in net assets resulting from operations	89,351,153	(69,175,434)
Dividends and distributions to shareholders:
Net investment income	(3,391,348)	(1,626,475)
Net realized gain on investments	(7,488,148)	(7,725,756)
Total dividends and distributions to shareholders	(10,879,496)	(9,352,231)
Capital share transactions:
Issuance of 0 and 24,625 shares respectively from reinvestments of dividends and distributions	—	406,067
Issuance of 1,045 and 2,509 shares through the directors compensation plan (Note C)	17,650	35,335
Total capital share transactions	17,650	441,402
Total increase/(decrease) in net assets	78,489,307	(78,086,263)
NET ASSETS
Beginning of year	112,361,973	190,448,236
End of year*	$190,851,280	$112,361,973

*  Includes accumulated net investment loss of $(796,785) and undistributed net investment income $421,559, respectively.

See accompanying notes to the financial statements.

THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Fiscal Years Ended December 31,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$11.05	$18.78	$17.33	$14.16	$15.68
Net investment income/(loss)	0.11 †	0.20 †	0.11 †	0.01	0.11
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	8.68 †	(7.01)	3.85	4.28	2.71
Net increase/(decrease) in net assets resulting from operations	8.79	(6.81)	3.96	4.29	2.82
Dividends and distributions to shareholders:
Net investment income	(0.33)	(0.16)	(0.12)	(0.03)	(0.07)
Net realized gain on investments and foreign currency related transactions	(0.74)	(0.76)	(2.39)	(1.09)	(4.27)
Total dividends and distributions to shareholders	(1.07)	(0.92)	(2.51)	(1.12)	(4.34)
Net asset value, end of year	$18.77	$11.05	$18.78	$17.33	$14.16
Market value, end of year	$17.90	$9.82	$22.00	$16.92	$17.65
Total investment return (a)	93.78%	(51.78)%	49.56%	2.35%	57.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)	$190,851	$112,362	$190,448	$175,680	$143,603
Ratio of expenses to average net assets (b)	1.94%	1.89%	1.79%	2.14%	1.82%
Ratio of expenses to average net assets, excluding fee waivers	2.02%	1.89%	1.79%	2.14%	1.82%
Ratio of expenses to average net assets, excluding taxes	1.58%	1.50%	1.56%	1.91%	1.57%
Ratio of net investment income/(loss) to average net assets	0.71%	1.13%	0.55%	0.05%	0.69%
Portfolio turnover rate	12.77%	27.33%	23.29%	19.95%	37.48%

†  Based on average shares outstanding.

(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Ratios include the effect of Chilean taxes.

See accompanying notes to the financial statements.

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

NOTE A. ORGANIZATION

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Valuation Time is as of the close of regular trading of the "Exchange" (usually 4:00 pm Eastern Time). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

In accordance with ASC 820, Fair Value Measurements and Disclosures ("ASC 820"), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.

Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments.

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments, information provided by the General Partner or investee companies such as publicly traded prices, financial statements, capital statements, recent transactions, and general market conditions.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at value:

Investments, at value	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of 12/31/2009
Airlines	$7,896,008	$—	$—	$7,896,008
Beverages	13,873,183	—	—	13,873,183
Chemicals	11,588,125	—	—	11,588,125
Commercial Banks	14,690,498	—	—	14,690,498
Diversified Telecommunication Services	7,686,406	—	—	7,686,406
Electric Utilities	15,517,004	—	—	15,517,004
Food & Staples Retailing	5,710,358	—	—	5,710,358
Independent Power Producers & Energy Traders	39,417,406	—	—	39,417,406
Industrial Conglomerates	34,372,862	—	—	34,372,862
Metals & Mining	4,824,495	—	—	4,824,495
Multiline Retail	11,832,880	—	—	11,832,880
Paper & Forest Products	17,351,213	—	—	17,351,213
Water Utilities	8,224,652	—	—	8,224,652
Short-Term Investments	—	711,000	—	711,000
Total	$192,985,090	$711,000	$—	$193,696,090

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

For Chilean securities the Fund accrues foreign taxes on realized gains as a liability and reduction of realized/unrealized gains in an amount equal to what the Fund would owe if the securities were sold on the valuation date. Taxes on foreign income are recorded when the related income is recorded. The tax rate is 10%. For the year ended December 31, 2009, the Fund incurred $565,429 in Chilean tax relating to foreign income and realized gains.

The Fund is subject to the provisions of ASC 740 Income Taxes ("ASC 740"). The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior four fiscal years remain subject to examination by the Internal Revenue Services.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains: On June 24, 2009, the Board of Directors (the "Board") approved a managed distribution policy. The Board determined that the Fund will pay quarterly distributions at an annual rate, set once per year, that is a percentage of the average of the Fund's prior four calendar quarter end net asset values. The Board had determined that the initial percentage shall be 10%. This policy will be subject to regular review by the Board. Previously, the Fund's policy was to pay a single annual distribution. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Other: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund, subject to local investment limitations, may invest up to 20% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

NOTE C. AGREEMENTS

Effective July 1, 2009, the Fund entered into a new Investment Advisory Agreement ("Advisory Fee Agreement") and an Advisory Fee Waiver Agreement ("Advisory Fee Waiver Agreement") with Aberdeen Asset Management Investment Services Limited ("AAMISL"). AAMISL receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.15% of amounts from $50-100 million, 1.10% of amounts from $100-150 million, 1.05% of amounts from $150-200 million and 1.00% of amounts over $200 million. AAMISL has voluntarily agreed to waive a portion of their advisory fee, calculated weekly and paid quarterly, equal to 0.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 0.15% of amounts from $50-100 million, 0.10% of amounts from $100-150 million, 0.05% of amounts from $150-$200 million. For the period July 1, 2009 to December 31, 2009, AAMISL earned $905,186 for advisory services, of which AAMISL waived $117,095.

Prior to July 1, 2009, Credit Suisse Asset Management, LLC ("Credit Suisse LLC"), served as the Fund's investment adviser with respect to all investments. Credit Suisse LLC received as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.15% of the next $50 million and 1.10% of amounts in excess of $100 million. For the period ended June 30, 2009, Credit Suisse LLC earned $679,192 for advisory services.

Celfin Capital Servicios Financieros S.A. ("Celfin") is a sub-investment adviser to the Fund. Celfin is paid a fee, out of the advisory fee, calculated weekly and paid quarterly. Effective July 1, 2009 Celfin receives a net sub-advisory fee after waiver of 0.17% of the Fund's average weekly market value or net assets (whichever is lower). Prior to July 1, 2009 Celfin as sub-adviser received a sub-advisory fee of 0.20% of the Fund's weekly market value or net assets (whichever was lower). For the year ended December 31, 2009 Celfin was paid $263,860.

For the year ended December 31, 2009, Celfin earned approximately $24,870 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Brown Brothers Harriman & Co. ("BBH & Co.") serves as the Fund's U.S. administrator. For the year ended December 31, 2009, BBH & Co. earned $92,677 for administrative and fund accounting services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid a fee, out of the advisory fee payable to the investment manager, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly market value or net assets (whichever is lower). In addition, AFCE receives a supplemental administration fee, an annual reimbursement of out-of-pocket expenses and an accounting fee. For the year ended December 31, 2009, the administration fees, supplemental administration fees and accounting fees amounted to $71,790, $93,861 and $8,047, respectively.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse LLC, the previous investment adviser, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31,

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

2009, Merrill was paid $23,634 for its services to the Fund.

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares. During the year ended December 31, 2009, 1,045 shares were issued and an additional 997 shares were purchased pursuant to the directors compensation plan. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of December 31, 2009 the Fund had 10,168,105 shares outstanding.

NOTE E. INVESTMENT IN SECURITIES

For the year ended December 31, 2009, purchases and sales of securities, other than short-term investments, were $19,750,676 and $25,465,974, respectively.

NOTE F. CREDIT FACILITY

Prior to July 1, 2009, the Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participated in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with State Street Bank and Trust Company for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds paid an aggregate commitment fee on the average unused amount of the Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. This arrangement ceased effective July 1, 2009.

On November 13, 2009, the Fund entered into a credit facility along with other Funds advised by Aberdeen (The Emerging Markets Telecommunications Fund, The Indonesia Fund, The First Israel Fund, and The Latin America Equity Fund, collectively, the "Funds"). The Funds agreed to a $10 million committed revolving credit facility with Brown Brothers Harriman & Co. for temporary or emergency purposes. Under the terms of the credit facility, the Funds will pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds will pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the year ended December 31, 2009, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

For the year ended December 31, 2009 the Fund paid $3,391,348 in distributions, classified as ordinary income, $7,488,148 in distributions, classified as long-term capital gains. For the year ended December 31, 2008 the Fund paid $2,247,463 in distributions, classified as ordinary income, and $7,104,768 in distributions, classified as long-term capital gains.

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, dividends payable and post October loss deferrals. At December 31, 2009, the components of distributable earnings on a tax basis, for the Fund were as follows:

Deferral of post October losses	$(7,725)
Other temporary book/tax difference	(789,060)
Unrealized appreciation	110,140,981
Total distributable earnings	$109,344,196

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

At December 31, 2009, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $83,522,468, $111,697,453, $(1,523,831) and $110,173,622, respectively.

At December 31, 2009, the Fund reclassified $1,058,270 from accumulated net realized loss on investments and foreign currency related transactions to accumulated net investment loss. These permanent differences are due to differing book/tax treatments of foreign currency transactions and distribution reclasses. Net assets were not affected by these reclassifications.

NOTE H. SELF-TENDER POLICY

Self-Tender Policy: In June 2009, the Board authorized a tender offer by the Fund for 25% of the outstanding common shares of the Fund at a price equal to 99% of the net asset value per share in the event the Fund's shares trade at a discount to net asset value in excess of 2% on a volume weighted average basis for the three month period ending December 31, 2009. At the end of the three month period, the Fund's shares traded at such a discount and the tender offer is planned to commence, subject to the receipt of necessary regulatory approvals, in the first quarter of 2010, although the exact date remains to be determined.

NOTE I. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE J. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2009, the FASB issued Accounting Standard Codification 105-10, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162" ("ASC 105-10, formerly "SFAS 168"). ASC 105-10 replaces SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" and establishes the "FASB Accounting Standards Codification" ("Codification") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of ASC 105-10, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and the financial statements and notes to financial statements have been updated to reflect how the Funds' reference GAAP.

NOTE K. SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC 855 "Subsequent Events", management has evaluated the possibility of subsequent events existing in the Fund's financial statements through March 1, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of The Chile Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Chile Fund, Inc. (the "Fund") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 1, 2010

TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2009, the Fund designates approximately $222,302, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue code, as qualified dividend income eligible for reduced tax rates. The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The amount of foreign taxes that were passed through to shareholders for the year ended December 31, 2009, was $54,039. The amount of foreign source income was $4,237,594. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2009.

During the year ended December 31, 2009, the Fund declared $7,488,148 in dividends that were designated as long-term capital gains dividends.

PORTFOLIO MANAGER INFORMATION (UNAUDITED)

Effective July 1, 2009, the Fund is managed by the Global Emerging Markets Team. The Global Emerging Markets Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Devan Kaloo, Head of Emerging Markets

Devan joined Aberdeen in 2000 when the investment adviser for which he worked, Murray Johnstone International Ltd., was acquired by Aberdeen. Devan initially worked with the Asian equity team and was promoted to senior investment manager in 2003. In May 2005, he was appointed to his current position. Devan began his career at Martin Currie Ltd. in Edinburgh, initially working on the North American team before transferring to the global asset allocation desk. He has an MA (Hons) from St Andrews University and a postgraduate degree in Investment Analysis from Stirling University, also in Scotland.

Fiona Manning, CFA®, Investment Manager

Fiona is an investment manager on the emerging markets ex Asia team. She joined Aberdeen as part of a team acquired from Deutsche Asset Management' London in October 2005. Prior to joining Aberdeen, Fiona was an analyst with Deutsche since 2001. She graduated from the University of Durham with a BA Honours in History with French.

Andy Brown, CFA®, Investment Manager

Andrew Brown is an investment manager on the Global Emerging Markets Team. Andrew joined the Global Emerging Markets team at Aberdeen in 2005 after graduating from the University of St Andrews with a BSc in Geography. Andrew works within the Global Emerging Markets equity team which is responsible for research of companies and portfolio construction across Emerging Markets mandates. He is a CFA Charterholder.

Stephen Parr, Investment Manager

Stephen Parr is an investment manager on the Global Emerging Markets Team. Stephen joined Aberdeen in July 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management. Stephen joined Credit Suisse Asset Management in March 2001 and was a Director of Credit Suisse Asset Management Limited ("Credit Suisse Ltd. U.K."). Previously, Stephen worked for Energis Communications as Head of Strategy (1998 to 2001). Prior to that, Stephen worked for Ernst & Young Management Consultants as a

PORTFOLIO MANAGER INFORMATION (UNAUDITED) (CONTINUED)

Managing Consultant (1996-1998) specialising in the telecommunications sector and prior to that for Energis Communications (1994-1996), Northern Telecom (1989-1994), and CASE Communications (1987-1989) where he worked in strategic planning and marketing management. Stephen graduated with an Upper second class hons. degree in Geography from the University of Manchester, a Ph.D in Geography from the University of Keele and an MBA from Warwick Business School.

Nick Robinson, CFA®, Investment Manager

Nick Robinson is an investment manager on the Global Emerging Markets Team and is director of Aberdeen's operations in SãoPaulo. Nick joined Aberdeen in 2000 and spent eight years on the North American Equities Team, including three years based in Aberdeen's US offices. In 2008 he returned to London to join the global emerging markets equities team. Nick relocated to São Paulo in 2009. Nick graduated with a MA in Chemistry from Lincoln College, Oxford and is a CFA Charterholder.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-866-839-5205;

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED) (CONTINUED)

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $120,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 (subject to change) for each sale and brokerage commissions of $0.03 per share.

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Att: US Legal 1735 Market Street, 32nd Fl Philadelphia, PA 19103 (1941)	Chairman of the Board of Directors, Nominating Committee Chairman and Audit Committee Member	Since 1996; Chairman since 2005; current term ends at the 2012 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	5	Director of Epoch Holding Corporation (an investment management and advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company); Director of Starcomms PLC; Director of Credit Suisse Funds; Director of Credit Suisse Asset Management Income Fund, Inc. and Credit Suisse High Bond Yield Fund

James J. Cattano 999 Vanderbilt Beach Road - Suite 200 Naples, FL 34108 (1943)	Director; Nominating Committee Member and Audit Committee Chairman	Since 1989, current term ends at the 2011 annual meeting	President, Primary Resources Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	5	Director of Credit Suisse Asset Management Income Fund, Inc. and Director of Credit Suisse High Yield Bond Fund

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, PA 19103 (1943)	Director, Nominating and Audit Committee Member	Since 2006; current term ends at the 2010 annual meeting	Partner, Drinker Biddle & Reath (law firm) since 1976; Lecturer at Yale Law School (2009-Present) and Harvard Law School (2007 to Present); Adjunct Professor at University of Pennsylvania School of Law (1990-Present)	4	Director of Credit Suisse Asset Management Income Fund, Inc. and Director of Credit Suisse High Yield Bond Fund

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors—(continued)

Steven N. Rappaport c/o Aberdeen Asset Management Att: US Legal 1735 Market Street, 32nd Fl Philadelphia, PA 19103 (1948)	Director; Nominating and Audit Committee Member	Since 2003; current term ends at the 2011 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	5	Director of iCAD, Inc. (a surgical and medical instruments and apparatus company); Director of Presstek, Inc. (a digital imaging technologies company); Director of Credit Suisse Funds; Director of Credit Suisse Asset Management Income Fund, Inc. and Credit Suisse High Yield Bond Fund

Martin M. Torino c/o Aberdeen Asset Management Inc. Att: US Legal 1735 Market Street, 32nd Fl Philadelphia, PA 19103 (1949)	Director; Nominating and Audit Committee Member	Since 2005; current term ends at the 2010 annual meeting	President of TA USA (May 1991-present); President of Rio Chalchoqui SA (June 2007-Present); and President of Exproso Morell SA (December 2009-Present)	3	None

* Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc. and the Aberdeen Funds have a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Christian Pittard Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1973)	President	Since July 2009	Currently, Group Head of Product Development, Collective Funds for Aberdeen Asset Management Investment Services Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (from June 2005 to December 2008) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (from August 2005 to August 2006); Managing Director of Aberdeen Asset Management (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (from 2000 to May 2005).

Vincent McDevitt Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1966)	Chief Compliance Officer	Since July 2009	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.

Megan Kennedy Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1974)	Vice President and Secretary	Since July 2009	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).

Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1969)	Treasurer and Chief Financial Officer	Since July 2009	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

William Baltrus Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1967)	Vice President	Since July 2009	Currently, Head of Mutual Fund Administration for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers—(continued)

Alan Goodson Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1974)	Vice President	Since July 2009	Currently, Head of US Collective Funds and Vice President of Aberdeen Asset Management Inc. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Joanne Irvine Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1968)	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London. Ms. Irvine joined Aberdeen in 1996 in a group development role.

Devan Kaloo Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1972)	Vice President	Since July 2009	Currently, serves as Head of Global Emerging Markets. Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Jennifer Nichols Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1978)	Vice President	Since July 2009	Currently, Head of Legal - US, Vice President and Director of Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.

Lucia Sitar Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1971)	Vice President	Since July 2009	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronan Stevens & Young LIP (law firm) (2000-2007).

Tim Sullivan Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1961)	Vice President	Since July 2009	Currently, Head of Product Development Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers—(continued)

Hugh Young Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1958)	Vice President	Since July 2009	Currently, a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991. Mr. Young also served as Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and Director of Aberdeen Asset Management Asia Limited since 2000.

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DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac	Chairman of the Board of Directors

James J. Cattano	Director

Lawrence J. Fox	Director

Steven N. Rappaport	Director

Martin M. Torino	Director

Christian Pittard	President

Vincent McDevitt	Chief Compliance Officer

Megan Kennedy	Vice President and Secretary

Andrea Melia	Treasurer and Chief Financial Officer

William Baltrus	Vice President

Alan Goodson	Vice President

Joanne Irvine	Vice President

Devan Kaloo	Vice President

Jennifer Nichols	Vice President

Lucia Sitar	Vice President

Tim Sullivan	Vice President

Hugh Young	Vice President

INVESTMENT ADVISER

Aberdeen Asset Management Investment Services Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M 9HH

INVESTMENT SUB-ADVISER

Celfin Capital Servicios Financieros S.A.
Apoquindo 3721, Piso 19
Santiago, Chile

ADMINISTRATOR & CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Chile Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

The common shares of The Chile Fund, Inc. are traded on the NYSE Amex Equities exchange, under the symbol "CH". Information about the Fund's net asset value and market price is available at www.aberdeench.com.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CH-AR-1209

Item 2. Code of Ethics.

(a)
As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). The Code of Ethics is included as Exhibit 12(a)(1).

(b)	For the purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and promote:
1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

3)	Compliance with applicable governmental laws, rules and regulations;
4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
5)	Accountability for adherence to the code.

(c)
During the period covered by the report, there were no material changes to the Code of Ethics referred to in 2(a) and (b) above. Effective June 24, 2009, the Code of Ethics was amended to make certain administrative changes. A copy of the amendments is included in Exhibit 12(a)(1).

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics referred to in 2(b) above.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed with this Form N-CSR as Exhibit 12(a)(1).

       Copies of the Code of Ethics may be requested free of charge by calling toll free 866-839-5205.

Item 3. Audit Committee Financial Expert.

The Board of the Directors of the Registrant has designated Enrique R. Arzac and Steven N. Rappaport as Audit Committee Financial Experts. Mr. Arzac and Mr. Rappaport are both considered by the Board to be independent directors as interpreted under this Item 3.

Item 4. Principal Accountant Fees and Services.

  (a) through (d). Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b)[1] Audit Related Fees	(c) [2] Tax Fees	(d) [3] All Other Fees
December 31, 2009 [4]	$41,300	$3,300	$3,700	$54,400
December 31, 2008	$52,980	$3,400	$2,630	$29,300

(1) Services include agreed-upon procedures in connection with the Registrant’s semi-annual financial statements ($3,400 in 2008 and $3,300 in 2009).

(2) Services include tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(3) Services include work done in connection with Chilean distributions.

(4) Effective July 1, 2009, Aberdeen Asset Management Investment Services Limited (“AAMISL”) serves as the Fund’s investment adviser with respect to all investments.  The Board of Directors approved the continuation of the engagement with the principal accountant prior to AAMISL assuming advisory services.

(e)	Below are the Registrant’s Pre-Approval Policies and Procedures

(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to AAMISL and any entity controlled by, or under common control with the investment adviser provided ongoing services to the Registrant (“Covered Services Provider”) if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than AAMISL or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, AAMISL and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Non-Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP (“PwC”) for non-audit services rendered to the Registrant, Credit Suisse Asset Management, LLC (the investment adviser prior to July 1, 2009) (“Credit Suisse”) and any Covered Service Providers for the fiscal years ended December 31, 2008 was $27.68 million. The aggregate fees billed by PwC for non-audit services rendered to the Registrant, AAMISL (the investment adviser effective July 1, 2009) and any Covered Service Providers for the fiscal year ended December 31, 2009 was $1,552,000.

(h)
The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of nonaudit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing  services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

 Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal ended December 31, 2009, the audit committee members were:

Enrique R. Arzac
James J. Cattano
Lawrence J. Fox
Steven N. Rappaport
Martin M. Torino

(b) Not applicable

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors approved the proxy voting policies of the Investment Adviser in June 2009.

Each of the proxy voting policies of the Registrant and Investment Adviser are included in Exhibit A and B, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)
(1)	The information in the table below is as of March 8, 2010. (as of filing date)

The Registrant is managed by a team of financial professionals who are jointly and primarily responsible for the day-to-day management of the Registrant.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo, Head of Emerging Markets
Head of global emerging markets, responsible for the London based global emerging markets equity team, which manages Latin America and Emerging Markets Ex-Asia equities, and also has oversight of Global Emerging Markets input from the Asia team based in Singapore.

Joined Aberdeen in 2000 when the investment adviser for which he worked, Murray Johnston, was acquired by Aberdeen. Initially worked with the Asian equity team and was promoted to senior investment manager in 2003 and worked closely on regional portfolio construction. In May 2005, he was appointed to his current position. His career at Martin Currie in Edinburgh, initially working on the North American team before transferring to the global asset allocation desk. He has an MA (Hons) from St Andrews University and a postgraduate degree in Investment Analysis from Stirling University, also in Scotland.

Andy Brown, CFA®, Investment Manager	Responsible for investment management on the global emerging markets equities team.	Joined Aberdeen in 2005. An investment manager on the global emerging markets equities team. Graduate from the University of St Andrews with a BSc in Geography. He is a CFA Charterholder.
Stephen Parr, Investment Manager	Responsible for investment management on the global emerging markets equities team.
Joined Aberdeen in July 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management. An investment manager on the global emerging markets equity desk. Previously, worked for Energis Communications as Head of Strategy. Prior to that, worked for Ernst & Young Management Consultants as a Managing Consultant and prior to that for Energis Communications, Northern Telecom, and CASE Communications in strategic planning and marketing management.  Graduate with an Upper second class hons. degree in Geography from the University of Manchester, a Ph.D in Geography from the University of Keele and an MBA from Warwick Business School.

Fiona Manning, CFA®, Assistant Investment Manager	Responsible for investment management on the global emerging markets equities team.
Joined Aberdeen as part of a team acquired from Deutsche in October 2005. An investment manager on the emerging markets ex Asia team. Prior to joining Aberdeen, was an analyst with Deutsche since 2001. She graduated from the University of Durham with a BA Honours in History with French.

Nick Robinson, CFA®, Investment Manager	Responsible for investment management on the global emerging markets equity team and Director of Aberdeen’s operations in São Paulo.
Joined Aberdeen in 2000 and spent eight years on the North American equities desk, including three years based in Aberdeen's US offices. An investment manager on the global emerging markets equity team and is director of Aberdeen’s operations in SãoPaulo. In 2008 he returned to London to join the global emerging markets equities team. He was relocated to São Paulo in 2009. A graduate with a MA in Chemistry from Lincoln College, Oxford and is a CFA Charterholder.

(2) The information in the following table is as of December 31, 2009.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	AUM USD($M)	Number of Accounts	AUM USD($M)	Number of Accounts	AUM USD($M)
Devan Kaloo	9	2,085.3	11	8,776.49	61	14,124.83
Andy Brown	9	2,085.3	11	8,776.49	61	14,124.83
Stephen Parr	9	2,085.3	11	8,776.49	61	14,124.83
Fiona Manning	9	2,085.3	11	8,776.49	61	14,124.83
Nick Robinson	9	2,085.3	11	8,776.49	61	14,124.83

Total Assets are as of December 31, 2009 and have been translated into U.S. dollars at a rate of £1.00 = $1.6149.

It is possible that conflicts of interest may arise in connection with the portfolio managers� management of the Registrant’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Registrant and other accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Registrant and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Registrant. AAMISL has adopted policies and procedures that are designed to minimize the effects of these conflicts. Additionally, portfolio managers’ personal trading is monitored to avoid further potential conflicts.

A potential conflict of interest also may arise as a result of another account managed by the same portfolio manager being compensated by Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. There are 6 accounts (all other accounts) (with assets under management totaling approximately $1.5 million) with respect to which part of the advisory fee is based on the performance of the account. However, the investment strategies of these accounts are significantly different from those of the Registrant, so the performance fee should not create any conflict between that of the portfolio manager (and consequently, the Investment Adviser) and the interest of the Registrant.

(3)  The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of December 31, 2009.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares.  Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term.  These are directly linked to performance at both a corporate and an individual level.   The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment.  In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers.  When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary.  The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry.  The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus.  The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme.  The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year, with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of a portfolio manager’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  The split between the two will vary but generally around 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature.  Each Fund’s performance is judged against the benchmark (for the Registrant – Morgan Stanley Capital International Chile Index) as established in the relevant Fund’s most recent shareholder report.   Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-term trading is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of the Aberdeen Group Code of Ethics, but any such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long Term Incentives. As part of an effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

The Aberdeen Group offers a meritocracy and a very flat management structure.  The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

The Aberdeen Group does not “tie in” portfolio managers with long-term and restrictive contractual obligations, however.  The Aberdeen Group aims to retain key individuals primarily through the provision of competitive compensation and other benefits.  It is the policy of the Aberdeen Group to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.

(4)
(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2009
Devan Kaloo	0
Andy Brown	0
Stephen Parr	0
Fiona Manning	0
Nick Robinson	0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A).

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specific by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Chile Fund, Inc.

By: /s/ Christian Pittard
Christian Pittard,
President of The Chile Fund, Inc.

Date: March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christian Pittard
Christian Pittard,
President of The Chile Fund, Inc.

Date: March 8, 2010

By: /s/ Andrea Melia
Andrea Melia,
Treasurer of The Chile Fund, Inc.

Date: March 8, 2010

EXHIBIT LIST

12(a)(1) – Code of Ethics

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

A – Registrant’s Proxy Voting Policies

B – Investment Manager’s and Investment Adviser’s Proxy Voting Policies